Supplement to the
Fidelity Fifty®
August 29, 2006
Prospectus

At its July 2006 meeting, the Board of Trustees of Fidelity Fifty approved removal of the redemption fee on shares held less than 30 days effective no later than September 1, 2006. The redemption fee will not be imposed on any shares redeemed from accounts held directly with Fidelity beginning July 24, 2006. If you redeem fund shares through an intermediary prior to September 1, 2006, you should contact your intermediary for more information on whether the redemption fee will be imposed on the shares you redeem.

The following information replaces the biographical information for Jason Weiner found in the "Fund Management" section on page 20.

Peter Saperstone is vice president and manager of Fifty Fund, which he has managed since November 2006. He also manages other Fidelity funds. Since joining Fidelity Investments in 1995, Mr. Saperstone has worked as a research analyst and manager.

FIF-07-01 May 19, 2007
1.463147.120